SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934


Filed by the Registrant
Filed by a Party other than the Registrant

Check the appropriate box:
[ ] Preliminary Proxy Statement  [ ]Confidential, For Use of the Commission Only
[ ] Definitive Proxy Statement           (as permitted by Rule 14a-6(e)(2))
[X] Definitive Additional Materials
[ ] Soliciting Materials Pursuant to Rule 14a-12


                                EQUITY ONE, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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          pursuant to Exchange  Act Rule 0-11 (set forth the amount on which the
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     previously.  Identify the previous filing by registration statement number,
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     (1)  Amount Previously Paid:

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                                                                 59 Maiden Lane
                                                             New York, NY 10038
                                                                   212-936-5100
                                                               Fax 718-236-4588




                    [AMERICAN STOCK TRANSFER & TRUST COMPANY]
                                   letterhead







May 6, 2004


          Re:  2004 Annual Meeting of Stockholders of Equity One, Inc.


Dear Stockholder:

You were previously mailed materials with respect to the 2004 Annual Meeting of Stockholders of Equity One, Inc. These materials included a proxy card for voting on the proposals to be considered by stockholders at the annual meeting.

PLEASE BE ADVISED THAT AMERICAN STOCK TRANSFER & TRUST COMPANY MISTAKENLY MAILED A PROXY CARD THAT CONTAINED AN ERROR IN ITS DESCRIPTION OF PROPOSAL 2.

For your convenience we have included with this letter a corrected proxy card and a business reply envelope. Whether or not you have already voted your shares, please complete and mail the enclosed card. We apologize for any inconvenience this may have caused you.

If you have any questions,  please call our shareholder  services  department at
(877) 777-0800.

Sincerely,

/s/ American Stock Transfer & Trust Company


AMERICAN STOCK TRANSFER
& TRUST COMPANY